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                                                                    EXHIBIT 23.2


The Board of Directors
Diamond Technology Partners Incorporated:


We consent to the use of our report included herein and to the reference to our firm under the headings "Experts" in this proxy statement/prospectus.



                                       /s/ KPMG LLP

Chicago, Illinois
October 11, 2000